Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2015
Summary Of Significant Accounting Policies
Summary Of Significant Accounting Policies

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation Throughout this document, AT&T Inc. is referred to as “AT&T,” “we” or the “Company.” The consolidated financial statements include the accounts of the Company and our majority-owned subsidiaries and affiliates, including the results of DIRECTV and wireless properties in Mexico for the period from acquisition through December 31, 2015. Our subsidiaries and affiliates operate in the communications and digital entertainment services industry, providing services and equipment that deliver voice, video and broadband services domestically and internationally.

All significant intercompany transactions are eliminated in the consolidation process. Investments in less than majority-owned subsidiaries and partnerships where we have significant influence are accounted for under the equity method. Earnings from certain investments accounted for using the equity method are included for periods ended within up to one quarter of our period end. We also recorded our proportionate share of our equity method investees' other comprehensive income (OCI) items, including actuarial gains and losses on pension and other postretirement benefit obligations and cumulative translation adjustments.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes, including estimates of probable losses and expenses. Actual results could differ from those estimates. Certain amounts have been reclassified to conform to the current period's presentation, including our presentation of “Equipment” and “Broadcast, programming and operations” costs separately from other cost of services in the consolidated statements of income.

Customer Fulfillment Costs In August 2015, with our acquisition of DIRECTV, we announced a change in accounting for customer set-up and installation costs. Historically we have followed an accounting policy of deferring customer set-up and installation costs only to the extent of deferred revenues recorded for upfront fees (e.g., activation charges), and to expense any costs that exceed deferred revenues. After discussing this change with the Securities and Exchange Commission, we changed our accounting to a preferable method of capitalizing these costs and amortizing them over the expected economic life of the customer relationship of approximately four years, subject to an assessment of the recoverability of such costs. This change in accounting principle impacts video, broadband Internet and wireline voice services and is considered preferable in that it provides an accurate reflection of assets (i.e., the contractual customer relationship obtained through the set-up and installation) generated by those specific business activities. Our new accounting method is more comparable with the accounting method used in the cable entertainment industry. With our acquisition of DIRECTV, changing to this accounting method enhances comparability to other companies in the industry. This change in accounting did not have an impact on our wireless activities, due to the absence of these types of expenses in those business activities.

The cumulative effect of the change on Retained Earnings as of January 1, 2013, was an increase of approximately $2,959 on our consolidated balance sheet. This change did not have an impact on cash provided by or used in operations for any period presented.

New Accounting Standards

Long-Term Debt and Debt Issuance Costs In April 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-03, “Interest – Imputation of Interest: Simplifying the Presentation of Debt Issuance Costs” (ASU 2015-03), which resulted in the reclassification of debt issuance costs from “Other Assets” to inclusion as a reduction of our reportable “Long-Term Debt” balance on our consolidated balance sheets. Since ASU 2015-03 does not address deferred issuance costs for line-of-credit arrangements, the FASB issued ASU No. 2015-15, “Interest – Imputation of Interest: Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements” (ASU 2015-15), in August 2015. ASU 2015-15 allows a company to defer debt issuance costs associated with line-of-credit arrangements, including arrangements with no outstanding borrowings, classify them as an asset, and amortize them over the term of the arrangements. We elected to adopt ASU 2015-03 early, with full retrospective application as required by the guidance, and ASU 2015-15, which was effective immediately. These standards did not have a material impact on our consolidated balance sheets and had no impact on our cash flows provided by or used in operations for any period presented.

Business Combinations In September 2015, the FASB issued ASU No. 2015-16, “Business Combinations – Simplifying the Accounting for Measurement-Period Adjustments” (ASU 2015-16), which results in the ability to recognize, in current period earnings, any changes in provisional amounts during the measurement period after the closing of an acquisition, instead of restating prior periods for these changes. We elected to adopt ASU 2015-16 early, which had no impact on our consolidated balance sheet as of December 31, 2015, or our consolidated operating results and cash flows for the year ended.

Deferred Income Taxes and Liabilities In November 2015, the FASB issued ASU No. 2015-17, “Income Taxes (Topic 740) – Balance Sheet Classification of Deferred Taxes” (ASU 2015-17), which requires companies report their deferred tax liabilities and deferred tax assets, together as a single noncurrent item on their classified balance sheets. We elected to adopt ASU 2015-17 early, and applied it retrospectively as allowed by the standard. Our adoption of ASU 2015-17 did not have a material impact on our consolidated balance sheets and had no impact on our cash provided by or used in operations for any period presented.

The following tables present our results under our historical method and as adjusted to reflect these accounting changes:

	Historical Accounting Method	Effect of Voluntary Change	Effect of Adoption of New ASUs	As Adjusted

At December 31, 2015 or for the year ended
Other cost of services	$36,038	$(256)	$-	$35,782
Income tax expense	6,908	97	-	7,005
Net Income	13,528	159	-	13,687
Net Income Attributable to AT&T	13,186	159	-	13,345

Basic Earnings per Share Attributable to AT&T	$2.34	$0.03	$-	$2.37
Diluted Earnings per Share Attributable to AT&T	2.34	0.03	-	2.37

Other current assets	$12,225	$1,588	$(546) [2]	$13,267
Other Assets	12,605	3,064	(323) [1]	15,346
Long-term debt	118,838	-	(323) [1]	118,515
Deferred income taxes	55,580	1,147	(546) [2]	56,181
Total Assets	398,889	4,652	(869)[1,2]	402,672
Total Liabilities	278,754	1,147	(869)[1,2]	279,032
Retained earnings	$30,166	$3,505	$-	$33,671
[1]	Impact of ASU 2015-03.
[2]	Impact of ASU 2015-17.

	Historical Accounting Method	Effect of Voluntary Change	Effect of Adoption of New ASUs	As Adjusted

At December 31, 2014 or for the year ended
Other cost of services	$37,590	$(466)	$-	$37,124
Other income (expense) - net	1,652	(71)	-	1,581
Income tax expense	3,442	177	-	3,619
Net Income	6,518	218	-	6,736
Net Income Attributable to AT&T	6,224	218	-	6,442

Basic Earnings per Share Attributable to AT&T	$1.19	$0.05	$-	$1.24
Diluted Earnings per Share Attributable to AT&T	1.19	0.05	-	1.24

Other current assets	$8,067	$1,735	$(157) [2]	$9,645
Other Assets	10,998	2,661	(234) [1]	13,425
Long-term debt	76,011	-	(233) [1]	75,778
Deferred income taxes	37,544	1,005	(113) [2]	38,436
Total Assets	292,829	4,396	(391)[1,2]	296,834
Total Liabilities	205,905	1,050	(391)[1,2]	206,564
Retained earnings	$27,736	$3,345	$-	$31,081
[1]	Impact of ASU 2015-03.
[2]	Impact of ASU 2015-17.

	Historical Accounting Method	Effect of Voluntary Change	Effect of Adoption of New ASUs	As Adjusted

At December 31, 2013 or for the year ended
Other cost of services	$31,512	$(273)	$-	$31,239
Income tax expense	9,224	104	-	9,328
Net Income	18,553	169	-	18,722
Net Income Attributable to AT&T	18,249	169	-	18,418

Basic Earnings per Share Attributable to AT&T	$3.39	$0.03	$-	$3.42
Diluted Earnings per Share Attributable to AT&T	3.39	0.03	-	3.42

Other current assets	$5,979	$1,725	$(159) [2]	$7,545
Other Assets	8,278	2,269	(199) [1]	10,348
Long-term debt	69,290	-	(199) [1]	69,091
Deferred income taxes	36,308	859	(152) [2]	37,015
Total Assets	277,787	3,994	(358)[1,2]	281,423
Total Liabilities	186,305	866	(358)[1,2]	186,813
Retained earnings	$31,141	$3,128	$-	$34,269
[1]	Impact of ASU 2015-03.
[2]	Impact of ASU 2015-17.

Revenue Recognition In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606)” (ASU 2014-09) and has since modified the standard with ASU 2015-14, “Deferral of the Effective Date.” These standards replace existing revenue recognition rules with a comprehensive revenue measurement and recognition standard and expanded disclosure requirements. ASU 2014-09 becomes effective for annual reporting periods beginning after December 15, 2017, at which point we plan to adopt the standard. Upon initial evaluation, we believe the key changes in the standard that impact our revenue recognition relate to the allocation of contract revenues between various services and equipment, and the timing in which those revenues are recognized. We are still in the process of determining the impact on the timing of revenue recognition and the allocation of revenue to products and segments.

ASU 2014-09 also specifies that all incremental costs of obtaining and direct costs of fulfilling our contracts with customers should be deferred and recognized over the contract period or expected customer life. In the third quarter of 2015, we changed our accounting policy for the costs of fulfilling contracts with customers to defer all recoverable costs while not changing our approach to acquisition costs. We believe, as a result of our accounting policy change for fulfillment costs, that the requirement to defer such costs in the new standard will not result in a significant change to our results. The requirement to defer contract acquisition costs however, will result in the recognition of a deferred charge on our balance sheets, but as the industry continues to undergo changes in how devices and services are sold to customers with impacts on the resulting commissions paid to our internal and external salesforces, we cannot currently estimate impact of this change.

The FASB allows two adoption methods under ASU 2014-09. Under one method, a company will apply the rules to contracts in all reporting periods presented, subject to certain allowable exceptions. Under the other method, a company will apply the rules to all contracts existing as of January 1, 2018, recognizing in beginning retained earnings an adjustment for the cumulative effect of the change and provide additional disclosures comparing results to previous rules. While we continue to evaluate the impact of the new standard and available adoption methods, we believe the standard will require us to implement new revenue accounting systems and processes, which will significantly change our internal controls over revenue recognition. In addition, the implementation of the new systems and processes will impact our considerations of which adoption methods we intend to use.

Financial Instruments In January 2016, the FASB issued ASU No. 2016-01, “Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities” (ASU 2016-01), which will require us to record changes in the fair value of our equity investments, except for those accounted for under the equity method, in net income instead of in accumulated other comprehensive income. ASU 2016-01 will become effective for fiscal years and interim periods beginning after December 15, 2017, and with the exception of certain disclosure requirements, is not subject to early adoption.

Income Taxes We provide deferred income taxes for temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the computed tax basis of those assets and liabilities. We provide valuation allowances against the deferred tax assets (included, together with our deferred income tax assets, as part of our reportable net deferred income tax liabilities on our consolidated balance sheets), for which the realization is uncertain. We review these items regularly in light of changes in federal and state tax laws and changes in our business.

Cash and Cash Equivalents Cash and cash equivalents include all highly liquid investments with original maturities of three months or less. The carrying amounts approximate fair value. At December 31, 2015, we held $2,117 in cash and $3,004 in money market funds and other cash equivalents.

Revenue Recognition Revenues derived from wireless, fixed telephone, data and video services are recognized when services are provided. This is based upon either usage (e.g., minutes of traffic/bytes of data processed), period of time (e.g., monthly service fees) or other established fee schedules. Our service revenues are billed either in advance, arrears or are prepaid.

We record revenue reductions for estimated future adjustments to customer accounts, other than bad debt expense, at the time revenue is recognized based on historical experience. Service revenues include billings to our customers for various regulatory fees imposed on us by governmental authorities. We report revenues from transactions between us and our customers net of taxes the government authorities require us to collect from our customers in our consolidated statements of income. Cash incentives given to customers are recorded as a reduction of revenue. Revenues related to nonrefundable, upfront service activation and setup fees are deferred and recognized over the associated service contract period or customer life. Revenue recognized from contracts that bundle services and equipment is limited to the lesser of the amount allocated based on the relative selling price of the equipment and service already delivered or the amount paid and owed by the customer for the equipment and service already delivered. We record the sale of equipment to customers when we no longer have any requirements to perform, when title is passed and when the products are accepted by customers. We record the sale of equipment and services to customers as gross revenue when we are the principal in the arrangement and net of the associated costs incurred when we are not considered the principal in the arrangement.

We offer to our customers the option to purchase certain wireless devices in installments over a period of up to 30 months, with the right to trade in the original equipment for a new device, after having paid a specified number of installments, and have the remaining unpaid balance satisfied. For customers that elect these installment payment programs, we recognize revenue for the entire amount of the customer receivable, net of the fair value of the trade-in right guarantee and imputed interest. See Note 15 for additional information, including the sales of our equipment installment receivables.

Allowance for Doubtful Accounts We record expense to maintain an allowance for doubtful accounts for estimated losses that result from the failure or inability of our customers to make required payments deemed collectable from the customer when the service was provided or product was delivered. When determining the allowance, we consider the probability of recoverability of accounts receivable based on past experience, taking into account current collection trends as well as general economic factors, including bankruptcy rates. Credit risks are assessed based on historical write-offs, net of recoveries, as well as an analysis of the aged accounts receivable balances with allowances generally increasing as the receivable ages. Accounts receivable may be fully reserved for when specific collection issues are known to exist, such as pending bankruptcy or catastrophes.

Inventory Inventories, which are included in “Other current assets” on our consolidated balance sheets, were $4,033 at December 31, 2015, and $1,933 at December 31, 2014. Wireless devices and accessories, which are valued at the lower of cost or market (determined using current replacement cost), were $3,733 at December 31, 2015, and $1,858 at December 31, 2014.

Property, Plant and Equipment Property, plant and equipment is stated at cost, except for assets acquired using acquisition accounting, which are initially recorded at fair value (see Note 6). The cost of additions and substantial improvements to property, plant and equipment is capitalized, and includes internal compensation costs for these projects; however, noncash actuarial gains or losses included in compensation costs are excluded from amounts reported as “capital expenditures.” The cost of maintenance and repairs of property, plant and equipment is charged to operating expenses. Property, plant and equipment costs are depreciated using straight-line methods over their estimated economic lives. Certain subsidiaries follow composite group depreciation methodology. Accordingly, when a portion of their depreciable property, plant and equipment is retired in the ordinary course of business, the gross book value is reclassified to accumulated depreciation, and no gain or loss is recognized on the disposition of these assets.

Property, plant and equipment is reviewed for recoverability whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. We recognize an impairment loss when the carrying amount of a long-lived asset is not recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.

The liability for the fair value of an asset retirement obligation is recorded in the period in which it is incurred if a reasonable estimate of fair value can be made. In periods subsequent to initial measurement, we recognize period-to-period changes in the liability resulting from the passage of time and revisions to either the timing or the amount of the original estimate. The increase in the carrying value of the associated long-lived asset is depreciated over the corresponding estimated economic life.

Software Costs We capitalize certain costs incurred in connection with developing or obtaining internal-use software. Capitalized software costs are included in “Property, Plant and Equipment” on our consolidated balance sheets. In addition, there is certain network software that allows the equipment to provide the features and functions unique to the AT&T network, which we include in the cost of the equipment categories for financial reporting purposes.

We amortize our capitalized software costs over a three-year to five-year period, reflecting the estimated period during which these assets will remain in service, which also aligns with the estimated useful lives used in the industry.

Goodwill and Other Intangible Assets AT&T has five major classes of intangible assets: goodwill, licenses, which include Federal Communications Commission (FCC), other wireless licenses and orbital slots, other indefinite-lived intangible assets, primarily made up of the AT&T and DIRECTV International trade names including SKY, customer lists and various other finite-lived intangible assets (see Note 7).

Goodwill represents the excess of consideration paid over the fair value of net assets acquired in business combinations. FCC and wireless licenses (wireless licenses) provide us with the exclusive right to utilize certain radio frequency spectrum to provide wireless communications services. While wireless licenses are issued for a fixed period of time (generally 10 years), renewals of wireless licenses have occurred routinely and at nominal cost. Moreover, we have determined that there are currently no legal, regulatory, contractual, competitive, economic or other factors that limit the useful lives of our wireless licenses. Orbital slots represent the space in which we operate the broadcast satellites that support our digital video entertainment service offerings. Similar to our wireless licenses, there are no factors that limit the useful lives of our orbital slots. We acquired the rights to the AT&T and other brand names in previous acquisitions. We have the effective ability to retain these exclusive rights permanently at a nominal cost.

Goodwill, licenses and other indefinite-lived intangible assets are not amortized but are tested at least annually for impairment. The testing is performed on the value as of October 1 each year, and compares the book value of the assets to their fair value. Goodwill is tested by comparing the book value of each reporting unit, deemed to be our principal operating segments or one level below them (Business Solutions, Entertainment Group, Consumer Mobility, and Mexico Wireless, Brazil and PanAmericana in the International segment), to the fair value of those reporting units calculated using a discounted cash flow approach as well as a market multiple approach. Licenses are tested for impairment on an aggregate basis, consistent with our use of the licenses on a national scope using a discounted cash flow approach. We also corroborated the value of wireless licenses with a market approach as the AWS-3 auction provided market price information for national wireless licenses. Brand names are tested by comparing the book value to a fair value calculated using a discounted cash flow approach on a presumed royalty rate derived from the revenues related to the brand name.

Intangible assets that have finite useful lives are amortized over their useful lives (see Note 7). Customer lists and relationships are amortized using primarily the sum-of-the-months-digits method of amortization over the period in which those relationships are expected to contribute to our future cash flows. The remaining finite-lived intangible assets are generally amortized using the straight-line method.

Broadcast Programming and Other Costs We recognize the costs of television programming distribution rights when we distribute the related programming. We recognize the costs of television programming rights to distribute live sporting events to expense using the straight-line method over the course of the season or tournament, which approximates the pattern of usage.

Advertising Costs We expense advertising costs for products and services or for promoting our corporate image as we incur them (see Note 18).

Traffic Compensation Expense We use various estimates and assumptions to determine the amount of traffic compensation expense recognized during any reporting period. Switched traffic compensation costs are accrued utilizing estimated rates and volumes by product, formulated from historical data and adjusted for known rate changes. Such estimates are adjusted monthly to reflect newly available information, such as rate changes and new contractual agreements. Bills reflecting actual incurred information are generally not received within three months subsequent to the end of the reporting period, at which point a final adjustment is made to the accrued switched traffic compensation expense. Dedicated traffic compensation costs are estimated based on the number of circuits and the average projected circuit costs.

Foreign Currency Translation We are exposed to foreign currency exchange risk through our foreign affiliates and equity investments in foreign companies. Our foreign subsidiaries and foreign investments generally report their earnings in their local currencies. We translate their foreign assets and liabilities at exchange rates in effect at the balance sheet dates. We translate their revenues and expenses using average rates during the year. The resulting foreign currency translation adjustments are recorded as a separate component of accumulated other comprehensive income (accumulated OCI) in the accompanying consolidated balance sheets (see Note 3). Operations in countries with highly inflationary economies consider the U.S. dollar as the functional currency.

We do not hedge foreign currency translation risk in the net assets and income we report from these sources. However, we do hedge a portion of the foreign currency exchange risk involved in anticipation of highly probable foreign currency-denominated transactions, which we explain further in our discussion of our methods of managing our foreign currency risk (see Note 10).

Pension and Other Postretirement Benefits See Note 12 for a comprehensive discussion of our pension and postretirement benefit expense, including a discussion of the actuarial assumptions, our policy for recognizing the associated gains and losses and our method used to estimate service and interest cost components.